                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) November 15, 2002

                          DUTCHFORK BANCSHARES, INC.
                          --------------------------
            (Exact name of Registrant as specified in its Charter)

     Delaware                       0-30483                 57-1094236
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(State or other               (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina            29108
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (803) 321-3200
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ITEM 5.  OTHER EVENTS.
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      On November 15, 2002, DutchFork Bancshares, Inc. issued a press release announcing that the Company's annual meeting of stockholders will be held on February 5, 2003.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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      Exhibit 99.1 Press Release dated November 15, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DUTCHFORK BANCSHARES, INC.




Date: November 15, 2002             By:  /s/ J. Thomas Johnson
                                        ----------------------------------------
                                        J. Thomas Johnson
                                        President and Chief Executive Officer